INTERNATIONAL LICENSE AND DISTRIBUTION AGREEMENT
                             (Manufacturing Rights)

     This License and Distribution Agreement (this "Agreement") is entered into as of October 31, 2002 (the "Effective Date") by and between Lizard Edutainment Pty Ltd., of Locked Bag 20, Rozelle NSW 2039 Australia (Lizard) an Australian Company and Star E Media Corporation of 27171 Burbank Road, Lake Forest California 92610 USA.(the "Distributor").

     WHEREAS, Lizard is engaged in the business of developing, licensing and publishing computer software programs, including the Products (as hereinafter defined);

     WHEREAS, the Distributor is engaged in the business of selling and marketing good in the Territory (as hereinafter defined), including products similar or related to the Products; and

     WHEREAS, Lizard and the Distributor wish to enter into an agreement pursuant to which the Distributor will manufacture, sell and distribute the Products as the Distributor for the sale of Products in the Channels (as hereinafter defined) and within the Territory.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.
    -------------
     1.1 "Channels" shall mean the channels of distribution identified on Schedule One attached hereto.
------------

     1.2 "Guaranteed License Fees" shall mean the license fees payable to Lizard under Section 4 of this Agreement according to the time schedule set forth on Schedule One.
         -------------

     1.3 "Per Unit License Fees" shall mean the individual Product license fees of the respective Products, which are payable to Lizard under Section 4 of this Agreement and identified on Schedule One.
                                -------------

     1.4 "Product" or "Products" shall mean those computer software products of Lizard further defined and listed on Schedule One attached hereto.
                                           -------------

     1.5  "Territory"  shall mean the geographic areas described on Schedule One
                                                                    ------------
attached  hereto.

     1.6 "Approved Manufacturer" shall mean Distributor or any manufacturer identified in Section 2.5 below.

     1.7  "Agent"  means  the  person  or  body set out in Schedule One attached
                                                           ------------
hereto.

2.   DISTRIBUTORSHIP RIGHTS.
     -----------------------

     2.1  Rights  Granted to Distributor. Subject to the terms and conditions of
          ------------------------------
this Agreement, Lizard hereby grants to the distributor the non-transferable Exclusive right as set out on Schedule One to manufacture, market and distribute the Products during the Term (as hereinafter defined) in the Channels and within the Territory, only for delivery in such Channels and Territory.

     2.2  Full  Versions  and  Documentation.  Each   Product   distributed   by
          ----------------------------------
Distributor under this Agreement shall be the full version of such Product as delivered to Distributor or as approved by Lizard , and shall include a complete copy of the Product's original documentation (if any) and the end-user license agreement.

     2.3  Support. Distributor will provide technical  support for the  Products
          -------
to its end-users at the same level that it currently provides to the retail channel and retail end-users.

     2.4  Expenses.   Distributor   will   bear  all   costs   and  expenses  of
         ---------
manufacturing,  marketing  and  distributing  the  Products.

     2.5  Approved Manufacturer. Distributor may only manufacture Products using
          --------------------
an  Approved  Manufacturer,  which  shall  be pre-approved in writing by Lizard.

     2.6  Localization  Costs. All localization costs in respect of the Products
          -------------------
set  out  on  Schedule  One  are  borne  by  Distributor.

3.   COPYRIGHT AND TRADEMARK NOTICES AND TITLE.
     -----------------------------------------

     3.1  License  to  Trademarks.  Lizard  hereby  grants  to  Distributor  the
          -----------------------
non-exclusive, non-transferable right to use the names of the Products listed on Schedule One and/or "LIZARD ," trademarks in connection with the marketing and distribution of the Products for the term of this Agreement according to Lizard's standard policies. Any sale of a Product shall include the copyright, trademark and other proprietary rights notices as are contained on the masters of such Product (including the documentation) or as may be specified from time to time by Lizard.

     3.2  Title to Products. Lizard  shall  retain all right, title and interest
          -----------------
in and to the Products and the Localized Products, including the copyrights to the Products.

4.   LICENSE FEES.
     ------------

     Distributor  shall  pay   Lizard  the  non-refundable  license  fee(s)  and
quarterly royalty payments set forth on Schedule One of this Agreement according
                                        ------------
to  the  terms  set  forth  on  Schedule  One.
                                -------------

5.   UNDERTAKINGS OF THE PARTIES.
     ---------------------------

     5.1  Marketing  of  the Products. The  Distributor  shall  exert  its  best
          ---------------------------
efforts to promote the sale of the Products in the Channel and within the Territory and to develop a market demand for the same in the Territory.

     5.2 Conduct of Business.  Distributor  shall  conduct  its  business  in  a
         -------------------
manner that will reflect favorable at all times on the Products and the good name, goodwill and reputation of Lizard and shall avoid deceptive, misleading or unethical practices or advertisements that are or might be detrimental to Lizard , the Products or the public. Distributor shall not publish or employ or cooperate in the publication or employment of any misleading or deceptive advertising materials.

     5.3 Compliance with Laws. Distributor will comply with the laws and regulations of all applicable local, state and federal jurisdictions, including, but not limited to, all state and federal laws and regulations governing product warranties.

     5.4  Sales Materials. Lizard agrees to provide the Distributor, at  no cost
          ---------------
to the Distributor, such sales materials with respect to Products as Lizard generally makes available to its distributors and sales representatives, including technical specifications, prices, drawings, advertisements and samples, and the Distributor may reproduce such materials as reasonably required, provided that all copyright, trademark and other property markings are reproduced. Such materials remain the property of Lizard and, except insofar s they are distributed by the Distributor in the course of its performance of its duties under this Agreement, must be promptly returned to Lizard upon the expiration or termination of this Agreement without charge to Lizard.

     5.5  Support.  Lizard 's only obligation to provide technical support shall
          -------
be to Distributor directly and not to any third party and shall be limited to routing telephone inquiries. Distributor shall list its technical support number on the box, manual or other location for its end users, not Lizard's technical support number.

     5.6  Materials
          ---------

     (a) Unless otherwise agreed in writing, Upon Distributor's signature on this Agreement Lizard will deliver to Distributor the Product Source codes together with such information and documentation as Distributor may reasonably require in order for it to manufacture and/or distribute and localize Products pursuant to the provisions of this Agreement.

     (b) Distributor shall reimburse Lizard for Lizard 's actual cost (including shipping) of duplicating, media, and (if necessary) making approved revisions to any reproducible artwork for the Products licensed to Distributor under this Agreement.

     (c) Distributor shall submit to Lizard , all proposed artwork, packaging, user manuals, advertising, promotional, localized products and other materials relating to the Products before said materials may be reproduced by Distributor. Before it distributes any Products, which it has manufactured or packaged, and from time to time as reasonably requested by Lizard, Distributor shall submit to Lizard samples of each licensed Product bearing the Trademarks. As soon as practicable, but in no event later than fifteen (15) business days of its receipt of each such submission, Lizard shall provide in writing to Distributor either its approval of the submitted materials or the reasons for disapproval. Absent said approval, said materials shall be deemed disapproved. Lizard shall have the right to require, at its discretion, the correction or deletion of any misleading, false, or objectionable material in such advertising or promotional materials. Distributor agrees that it will not ship the Products without full approval from Lizard.

     (d) The Products shall include the materials, including reasonable pro-motional materials, registration cards and authorized manuals prescribed by Lizard and the Program owners. Lizard shall have the right to approve content of all materials which are included in the Products reproduced and distributed by Distributor. Further, Distributor shall include a Lizard approved end user license agreement with the Products. The outside package copy for the package, which contains the Product shall include the phrase "The use of this product is subject to the terms of the license agreement contained in this package."

     (e) The Licensee will supply to the Licensor prior to the sale of the products free of charge not more than (20) samples of each Products released for sale and upon the Licensor's written request, will supply at the lowest prevailing wholesale price less fifteen percent (15%) such further quantities of each product as the Licensor and Licensee may mutually agree, no such agreement to be unreasonably withheld. The samples may not be offered for re-sale and may be identified accordingly.

     6.  CONFIDENTIALITY  OF  INFORMATION  AND  MATERIALS.
         ------------------------------------------------

     The Distributor shall hold in strict confidence and shall not disclose to others or use, either before or after termination or expiration of this Agreement, the terms of this Agreement (except as provided in Section 12(a) relating to assignment of this Agreement), any technical or business information, manufacturing technique, process, experimental work, trade secret or other confidential matter relating to the Products, except to the extent disclosure is reasonably required in connection with the Distributor's marketing activities in the Territory. The Distributor shall, upon request (and upon termination or expiration of this Agreement without request), deliver to Lizard any and all drawings, notes, documents and materials received from Lizard, without charge to Lizard. The Distributor will provide to Lizard a written copy of its security procedures as they relate to the protection of Lizards Intellectual Property Rights.

     7.  REPRESENTATIONS  AND  WARRANTIES
         --------------------------------

     7.1  Lizard.  Lizard  represents  and  warrants  that  (i)  Lizard owns all
          ------
necessary rights or has obtained the necessary rights to the Products; (ii) each Product will perform according to its documentation, and (iii) Lizard has the full power and authority to enter into this Agreement.

     EXCEPT AS SET FORTH IN THIS SECTION, LIZARD MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO ANY PRODUCT OR THE RELATED DOCUMENTATION AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW THE PRODUCTS ARE DELIVERED "AS IS." THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY LEZARD WITH RESPECT TO THIS AGREEMENT OR THE PRODUCTS, ARTICLES, MATERIALS, REPLACEMENT PARTS OR SERVICES TO BE SUPPLIED HEREBY
     7.2  Distributor.  Distributor represents and warrants that Distributor has
          -----------
full power and authority to enter into this Agreement and that it will comply with all applicable laws in manufacturing, marketing and distributing the Products.

8.   INDEMNIFICATION
     ---------------

     8.1  Lizard  Indemnity.
          -----------------

     (a) Lizard shall indemnify, defend, and hold Distributor harmless from and against all claims, suits, demand, actions and proceedings, judgments, penalties, damages, costs and expenses (including reasonable legal fees and costs), losses or liabilities ("Damages") arising out of a claim that (i) a Product constitutes an infringement of any copyright, trademark or any other intellectual property right held by a third party, and (ii) any Damages incurred by Distributor resulting from a breach by Lizard of any representation, warranty or other provision of this Agreement, and Lizard will pay the costs and damages finally awarded in any suit or proceeding.

     (b) Lizard shall not be obligated to defend or be liable for costs and/or damages under this Section 8 if the alleged infringement arises out of or is in any manner attributable to any modification of any Product by Distributor (or any of Distributor's resellers).

     (c) If any intellectual property claim which Lizard is obligated to defend has occurred, or in Lizard 's opinion is likely to occur, Distributor agrees to permit Lizard , at Lizard 's option and expense, either to procure for Distributor (or its resellers) the right to continue using the subject Product or to replace or modify such Product so that it becomes non-infringing.

     8.2  Distributor  Indemnity.  Distributor  shall  indemnify and hold Lizard
          ----------------------
harmless from and against all Damages which may arise or result (a) from the marketing or distribution by Distributor of the Product, (b) from any Damages incurred by Lizard as a result of any sale of any Product outside of the Territory, and (c) from any Damages incurred by Lizard resulting from a breach by Distributor of any representation, warranty or other provision of this Agreement.

     8.3  Claims.  With  respect  to  any claims falling within the scope of the
          ------
foregoing indemnifications: (a) each party agrees to notify the other promptly of and keep the other fully advised with respect to such claims and the progress of any suits in which the other party is not participating; (b) Lizard shall have the right to assume, at its expense, the defense of a claim or suit made or filed against Distributor; and (c) if Lizard does not represent Distributor in any claim or suit, Lizard shall pay Distributor's legal costs and expenses in defense of such a claim. distributor shall not settle such claim or suit without the prior written approval of Lizard , which approval will not be unreasonably withheld or delayed.

     8.4 NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOSS OF DATA OR ANY COLLATERAL, INCIDENTAL, SPECIAL, PUNITIVE, LIQUIDATED OR CONSEQUENTIAL DAMAGES OF ANY KIND.

9.  TERM OF AGREEMENT.
    -----------------

     9.1 This Agreement shall continue in effect until the date set forth on Schedule One hereto (the "Term").

     9.2 This Agreement may be renewed for additional one (1) year periods upon the written consent of both parties. Upon such renewal, Distributor shall pay to Lizard an additional mutually agreed upon non-refundable license fee. At any time during the renewal term Lizard may terminate this Agreement upon 30 days written notice. In such an event, Lizard shall refund to Distributor the amount of the unused license fee that has been paid to Lizard and all of Distributors rights hereunder shall immediately terminate subject to Section 10.2.

10.  TERMINATION
     -----------

     10.1  Termination for Cause.  Either  party  may  terminate this Agreement,
           ---------------------
for cause  as  follows:

     (a)  Bankruptcy.  Either  party  may  immediately  terminate this Agreement
          ----------
upon written notice to the other party in the event that proceedings in bankruptcy or insolvency are instituted by or against the other party, or a receiver is appointed, or if any substantial part of the assets of the other party is the object of attachment, sequestration or other type of comparable proceeding, and such proceeding is not vacated or terminated within sixty (60) days after its commencement or institution.

     (b)  Material Breach. Either  party  may  terminate  this  Agreement if one
          ---------------
party commits a material breach of any of the terms or provisions of this Agreement and does not cure such breach within thirty (30) days after receipt or written notice given by the other party.

     (c)  Late  Payment.  Lizard  may terminate this Agreement without notice or
          -------------
cure period if any of the payments due to Lizard under this Agreement are not made on or before the date due. In such event the parties specifically acknowledge that the entire license fee shall immediately become due and payable and any legal fees and other costs incurred by Lizard in collecting such amount shall be paid by Distributor.

     10.2  Rights  Upon  Termination.  Upon  termination  of  this Agreement, by
           -------------------------
expiration of the Term or otherwise, all further rights and obligations of the parties shall cease, except that the parties shall not be relieved of (i) their respective obligations to pay any moneys due or which become due as of or subsequent to the date of termination, and (ii) any other respective obligations under this Agreement which specifically survive or are to be performed after the date of termination. Upon expiration of this Agreement, for the period set forth on Schedule One. hereto, if any, Distributor shall have the rights to sell off
    -------------
any inventory of Product manufactured and completely built before the expiration date. Except as otherwise expressly provided in this section, no consideration or indemnity shall be payable to the Distributor either for loss of profit, goodwill, creation of clientele or other like or unlike items, nor for advertising costs, costs of samples or supplies, termination of employees, employees' salaries and other like or unlike items.


     10.3  Survival  of  Terms. Sections 2.4, 3.2, 4, 5, 6, 7, 8, 10.2 and 13 of
           -------------------
this  Agreement  shall  survive  any  termination  of  this  Agreement.

11.  BOOKKEEPING OBLIGATIONS AND INSPECTION RIGHTS.
     ---------------------------------------------

     Distributor shall maintain true and complete books of account at its principle place of business containing an accurate record of all date necessary for the proper computation of payments hereunder, and Lizard shall have the right to examine such books at all reasonable times (but not more than twice in each calendar year) for the purpose of verifying the accuracy of the reports and computation rendered by Distributor. Upon reasonable advance notice, such examination shall be made during normal business hours at the principle place of business of Distributor. If such examination reveals that reports furnished by Distributor were inaccurate by more than five percent (5%) and that amounts in excess of those paid to Lizard are due, the cost of such examination shall be borne by Distributor and Distributor shall pay the amount of any discrepancy to Lizard , plus interest at the rate of ten percent (10%) per year or part thereof on any deficiencies.

12.  ASSIGNMENT; TERMINATION UPON CHANGE IN CONTROL.
     ----------------------------------------------

          (a) (i) Neither this Agreement nor the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided
                                                                        --------
however,  subject  to  this Section 12, this Agreement may be assigned by either
-------
party to an affiliate of such party, or upon the merger of the party or the sale of such party's business, all without the consent of the other party, upon providing notice to the other party.

               (ii) A change in ownership or control of Lizard shall be deemed to be an assignment of this Agreement, resulting in an automatic assignment of Lizard 's rights to receive payments under this Agreement and the right of enforcement to a third party without notice to distributor. Upon Lizard 's assignment of this Agreement following a change in ownership or control of Lizard , the assignee shall be obligated to fulfill all rights and obligations of Lizard set forth in this Agreement. The assignee shall not modify the terms of this Agreement without the prior written consent of Distributor.

(iii) A change in ownership or control of Distributor shall be deemed to be an assignment of this Agreement. For purposes of this Section 12, "a change in ownership or control" shall mean a merger, or a sale or transfer of shares (other than under the laws of inheritance, will or similar instrument) which entitles a new holder (other than a family member or trust, the beneficiaries of which are or were a family member of the transferor) to voting rights in excess of fifty percent (50%) of any class of Distributor's outstanding voting securities or interests.

          (b) In the event of a change of ownership or control of Distributor, Lizard may at its option terminate this Agreement upon 30 days written notice to Distributor. In such an event, Lizard shall pay distributor a termination fee equal to the amount of the unused license fee that has been paid to Lizard and all of Distributors rights hereunder shall immediately terminate subject to
Section 10.2. Except for such payment by Lizard to Distributor, neither party shall be liable to the other for any amounts of any kind.

13.  MISCELLANEOUS.
     -------------

          13.1  Entire   Agreement.   This   Agreement   contains   the   entire
                ------------------
understanding of the parties hereto relating to the Products, supersedes any prior written or oral agreement or understandings between the parties with respect to the Products, and cannot be changed or terminated orally. This
Agreement  may  be  amended  only  by  a  writing  signed by the parties hereto.

          13.2  Enforceability.  The  invalidity  or  unenforceability   of  any
                --------------
provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

          13.3  Successors.  All  rights  and  obligations arising  out  of this
                ----------
Agreement shall inure the benefit of, and be binding on and enforceable by the parties and their respective successors and permitted assigns.

          13.4  Currency.  All  dollar  amounts  herein  are expressed in United
                --------
States  funds.

          13.5  Governing Law.  This  Agreement and  its  validity, construction
                -------------
and performance shall be governed in all respects by the internal laws of the State of New South Wales Australia.

          13.6  Notices.  All  notices  or  other  communications  required   or
                -------
permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made (a) when received, if hand delivered, sent by facsimile transmission (the receipt of which is confirmed) or sent by express overnight courier service, or (b) two (2) business days after deposit in the mail if mailed by first class mail, postage prepaid:

If to Lizard, to:                               If to Distributor, to:
        Lizard Edutainment Pty Ltd            Star E Media Corporation
        Attention:  Terry Hughes              Attention:
        Locked Bag 20                         2171 Burbank Road
        Rozelle NSW  2039 Australia           Lake Forest
        Facsimile 61-2-9719-9333              California 92630 USA
                                              Facsimile: (949) 581-9957


or to such other address as any such party may have designated by like notice forwarded to the other party hereto.

          13.7  Loss  of  rights.  In  the  event  that  Lizard 's rights to any
                ----------------
Products expire, are terminated at any time, or Lizard ascertains that it does not have sufficient rights in any of the Products (or any part of such Product) in order to sublicense to Distributor hereunder, any rights granted to Distributor under this Agreement with respect to such Product(s) shall be terminated as of such date and Lizard and Distributor shall mutually agree upon a reasonable substitute Product(s) of equal value. Lizard shall not be liable to Distributor for any loss or liability in connection with said termination or loss of rights under this section.

          13.8  Independent  Contractors.  The  parties  hereto  are independent
                ------------------------
contractors and neither party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

          13.9  Affiliates.  The  rights  granted to Lizard under this Agreement
                ----------
shall  be  deemed  to  include  all  affiliates  of  Lizard.

          13.10  Press  Releases.  Distributor  shall   not   make   any  public
                 ---------------
announcement or issue any press release relating to this Agreement or the services to be provided in connection therewith without the prior written consent of Lizard.

          13.11 New product rights. Distributor shall have first option to the distribution rights for all new products created by Lizard, provided that such option is exercised within 30 days of the availability of the new products.

          13.12  Legal Costs   Each party shall  bear its  own  legal  and other
                 -----------
costs and expenses relating directly or indirectly to the preparation of, and performance of its obligations under this agreement.

          13.13   Force  Majeure.  If either party to this  agreement is  unable
                  --------------
is partially or totally unable to fulfill one or more of its obligations under this Agreement as a result of acts or occurrences beyond its control such as, but not limited to, acts of God or a public enemy, riots delays by any common carrier, fire or any other natural disaster, war strikes, government acts or decree, the party involved will be totally or partially relieved from fulfilling its obligations during the period of the force majeure, provided that the party involved notifies the other party of the circumstances as soon as is reasonably possible. However if any such suspension exceeds six (6) consecutive months, the licensor or the licensee may terminate this agreement upon ten (10) days notice, unless the suspension is lifted within the said ten (10) days.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed under seal as of the Effective Date set forth above.

LIZARD EDUTAINMENT PTY LTD                    STAR E MEDIA CORPORATION


By:  /s/ Terry T. Hughes                      By:  /s/ E.G. Abbadessa
   -----------------------                       ----------------------
   (signature)                                   (signature)


     TERRY T. HUGHES                               E.G. ABBADESSA
   -----------------------                       ----------------------
   (print name)                                   (print name)


   Title: CHIEF EXECUTIVE                         Title: PRESIDENT
          ----------------                               --------------
            MANAGING DIRECTOR

                                  SCHEDULE ONE
                                  ------------

1.   The Territory:
     -------------

     United States of America for English language.
     World Rights for Spanish language
     World  Rights  for  Arabic  language.

2.   Exclusivity:
     -----------

     Distributor shall have the exclusive right to distribute the Product into all channels within the Territory set forth above.

3.   Limitation of Rights:
     --------------------

     Distributor  shall  have  no rights to market or sell any Products (i) over
                               --
     the internet (except for advertising and taking of orders on Distributors world wide web page, or (ii) in connection with any on-line service, or by any other electronic means now known or hereinafter developed. distributor must sell and market the Products on a unit basis and is not permitted to sell any Products in the form of a limited or unlimited sub-license relationship without the prior written consent of Lizard , in Lizard 's sole discretion. Distributor shall only have those rights that are expressly granted to Distributor under this Agreement and all other rights are expressly reserved by Lizard . distributor will not distribute any Products as premium give-aways or bundles, without the prior written consent of Lizard.

4    The Product(s):
     --------------
     eVac-U8!  From Windy Towers    Full Product
     eVac-U8!  From Windy Towers    Mini Product
     eVac-U8!  From Windy Towers    School Version

     Ratbags at Windy Towers  - Full product
     Ratbags at Windy Towers  - Mini Product
     Ratbags at Windy Towers    School Version

5.   The License Fees:
     ----------------
     (a)  Guaranteed  License  Fee. Notwithstanding any other provisions in this
          ------------------------
Agreement, Distributor shall pay to Lizard the following non-refundable, irrevocable, non-transferable license fee in the amount of US$100,000, payable in five installments of US$20,000 on the signing of the agreement, or at such timing as become suitable to both parties, but on the understanding that all advance royalty payments shall be executed no later than April 30th 2003. (the "Guaranteed License Fee:). Upon signing of this Agreement on shipment by Lizard of the masters the Distributor shall be authorized to duplicate and distribute up to 500,000 units of Product. Additional copies are to be pre-approved in writing by Lizard.

     (b)  The  Per Unit License Fees. A per unit license fee of 20% of net sales
          --------------------------
revenues or US$0.75cents whichever is greater. ("Per Unit License Fees") shall be applied against the Guaranteed License Fee with respect to each unit of Product manufactured by Distributor during the quarter ending on such date. A lower royalty rate may be applicable for alternative markets, subject to prior written agreement from Lizard.

     (c)  Minimum  Sales Quota: Year one: 200,000 units, Year two 300,000 units,
          --------------------
Year  three  350,000  units,  Year  four 400,000 units, Year five 450,000 units.

     (d) Quarterly Reconciliation. To the extent that the cumulative Per Unit License Fees with respect to the number of units of Products manufactured by Distributor during a particular quarter exceeds the applicable Guaranteed License Fee for such quarter, Distributor shall reconcile and pay to Lizard the difference (if any) within thirty days of each quarter end.

6.   Reports:
     -------

     Each month Distributor shall provide Lizard with a reasonably detailed report showing sales, the number of copies of the Product reproduced by Distributor (including, its agents) by SKU and version and the number of licenses used for the preceding month.

7.   Term:
     ----

     Three  Years (3) from the Effective Date, with an option for yearly renewal

8.   Manufacturing Rights:
     --------------------

     Three  years (3) from the Effective Date with an option for yearly renewal.

9.  Sell-Off Rights:
    ---------------

     Six (6) months from the date of termination or expiration, except for termination by Lizard with cause in which case no sell-off right shall accrue to Distributor.

10.  Agent
     -----

     ESP International Ltd of Suite 317, 3785 NW 82nd Avenue, Miami Florida Fl 33122 USA. Telephone (305) 593 2515, Fax (305) 593 2508